Exhibit 99.1

BankAtlantic Bancorp Reports Financial Results

For the Fourth Quarter and Full Year, 2011

FORT LAUDERDALE, Florida – March 22, 2012 — BankAtlantic Bancorp, Inc. (NYSE: BBX) today reported financial results for the fourth quarter and full year ending December 31, 2011.

BankAtlantic Bancorp – Results of Operations

BankAtlantic Bancorp, Inc. (the “Company”) today reported a net loss of ($17.5) million, or ($1.12) per diluted share, for the quarter ended December 31, 2011, versus a net loss of ($46.3) million, or ($3.72) per diluted share, for the quarter ended December 31, 2010.

BankAtlantic Bancorp reported a net loss of ($28.7) million, or ($2.04) per diluted share, for the year ended December 31, 2011, versus a net loss of ($143.3) million, or ($12.91) per diluted share, for the year ended December 31, 2010.

BankAtlantic- Results of Operations

BankAtlantic, the Company’s wholly owned bank subsidiary, reported a net loss of ($7.9) million for the fourth quarter of 2011, versus a net loss of ($41.2) million for the fourth quarter of 2010. For the full year 2011, BankAtlantic’s net loss was ($1.4) million versus a net loss of ($115.9) million for the full year of 2010.

BankAtlantic Capital:

BankAtlantic Bancorp’s Chairman and CEO, Alan B. Levan commented “BankAtlantic’s capital ratios have remained relatively stable and have never fallen below its regulatory requirements during the last several difficult years for the U.S. and Florida economies. At December 31, 2011, BankAtlantic’s capital ratios were:

•	Tier 1/Core Capital of 8.22%.
•	Tier 1 Risk-Based Capital of 12.93%.
•	Total Risk-Based Capital of 15.15%.

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Our historical Capital Ratios at BankAtlantic were:

	12/2006	12/2007	12/2008	12/2009	12/2010	6/2011	12/2011
Tier 1/Core	7.55%	6.94%	6.80%	7.58%	6.22%	8.24%	8.22%
Tier 1 Risk-Based	10.50%	9.85%	9.80%	10.63%	9.68%	12.38%	12.93%
Total Risk-Based	12.08%	11.63%	11.63%	12.56%	11.72%	14.52%	15.15%

BankAtlantic Bancorp (Parent Company level):

“As previously announced, on March 13, 2012, BankAtlantic Bancorp and BB&T Corporation entered into an amendment to their November 1, 2011 Stock Purchase Agreement. Pursuant to the agreement as amended, BankAtlantic Bancorp will sell BankAtlantic to BB&T and BB&T will assume all of Bancorp’s obligations following the closing with respect to approximately $285 million of outstanding Trust Preferred securities (“TruPs”). As previously disclosed, it is contemplated that prior to the sale of the Bank, the Bank will distribute to the Company membership interests in two limited liability companies. See the Form 8-K filed by the Company on March 16, 2012 detailing the terms and conditions of the amendment, the assets to be held by the limited liability companies and the transfer of membership interest in one of the entities to BB&T following its assumption of the TruPs, which will provide BB&T with interests representing a $285 million preferential return.

“While the Company had previously announced a possible rights offering of its Class A Common Stock to its shareholders, in light of the amended agreement with BB&T, the contemplated rights offering is no longer being pursued at this time.

“In connection with the closing of the transaction with BB&T, BankAtlantic Bancorp has requested decertification as a savings and loan holding company. Post closing, the Company expects to remain listed on the New York Stock Exchange, and plans to operate as an asset management company in the near term and to the extent of available funds transition into specialty finance,” concluded Mr. Levan.

BankAtlantic Bancorp’s Fourth Quarter and Full Year, 2011 Supplemental Financials are available at www.BankAtlanticBancorp.com. To view the financial data, access the “Investor Relations” section and click on the “Quarterly Financials” or “Supplemental Financials”

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navigation links. More complete information relating to BankAtlantic Bancorp and its financial results will be detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which is anticipated to be filed with the Securities and Exchange Commission (the “SEC”) by the end of March, 2012 and available to view on the SEC’s website, www.sec.gov, or on BankAtlantic Bancorp’s website, www.BankAtlanticBancorp.com.

About BankAtlantic Bancorp:

BankAtlantic Bancorp (NYSE: BBX) is a bank holding company and the parent company of BankAtlantic.

About BankAtlantic:

BankAtlantic, Florida’s Most Convenient Bank, is one of the largest financial institutions headquartered in Florida. Via its broad network of community branches and conveniently located ATMs, BankAtlantic provides a full line of personal, small business and commercial banking products and services. BankAtlantic is open 7 days a week and offers extended weekday hours, Online Banking & Bill Pay, a 7-Day Customer Service Center, Change Exchange coin counters, as well as retail and business checking accounts. Member FDIC.

For further information, please visit our websites:

www.BankAtlanticBancorp.com

www.BankAtlantic.com

To receive future BankAtlantic Bancorp news releases or announcements directly via Email, please click on the Email Broadcast Sign Up button on our website: www.BankAtlanticBancorp.com.

BankAtlantic Bancorp, Inc. Contact Info:

Leo Hinkley, Investor and Corporate Communications Officer: 954- 940-5300

InvestorRelations@BankAtlanticBancorp.com

Sharon Lyn, V.P., Investor and Corporate Communications: 954-940-6383

CorpComm@BankAtlanticBancorp.com

# # #

This press release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements and include words or phrases such as “plans,” “believes,” “will,” “expects,” “anticipates,” “intends,” “estimates,” “our view,” “we see,” “would” and words and phrases of similar

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import. The forward looking statements in this press release are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and involve substantial risks and uncertainties. We can give no assurance that such expectations will prove to have been correct. Actual results could differ materially as a result of a variety of risks and uncertainties, many of which are outside of the control of management. These risks and uncertainties include, but are not limited to the impact of economic, competitive and other factors affecting the Company and BankAtlantic and their operations, markets, products and services, including the impact of the changing regulatory environment, a continued or deepening recession, decreases in real estate values, and increased unemployment or sustained high unemployment rates on our business generally, BankAtlantic’s regulatory capital ratios, the ability of our borrowers to service their obligations and of our customers to maintain account balances and the value of collateral securing our loans; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact of the economy and real estate market values on our assets and the credit quality of our loans (including those held in the asset workout subsidiary of the Company); the risk that loan losses will continue and the risks of additional charge-offs, impairments and required increases in our allowance for loan losses; the impact of and expenses associated with litigation including but not limited to litigation relating to overdraft fees and litigation brought by the SEC; risks associated with maintaining required capital levels and that failing to comply with regulatory mandates will result in the imposition of additional regulatory requirements and/or fines; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the bank’s net interest margin; adverse conditions in the stock market, the public debt market and other financial and credit markets and the impact of such conditions on our activities and our ability to raise capital; and the risks associated with the impact of periodic valuation testing of goodwill, deferred tax assets and other assets. Past performance and perceived trends may not be indicative of future results. In addition, this press release contains forward looking statements relating to the impact of the recent amended agreement between BankAtlantic Bancorp and BB&T that involve a number of risks and uncertainties including, but not limited to, the following: that the transaction between BB&T and BankAtlantic Bancorp may not be completed in the time frame indicated, on anticipated terms, or at all; that BankAtlantic

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Bancorp’s and/or BankAtlantic’s business or net asset values may be negatively affected by the pendency of the proposed transaction or otherwise; that regulatory approvals may not be received; that the transaction may not be as advantageous to BankAtlantic Bancorp as expected; that BankAtlantic Bancorp’s shareholders may not realize the anticipated benefits; that BankAtlantic Bancorp’s future business plans may not be realized as anticipated, if at all; that the Company’s Class A Common Stock may not meet the requirements for continued listing on the NYSE; and that the assets retained by BankAtlantic Bancorp or held by the LLC described in this press release may not be monetized at the values currently ascribed to them. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The Company cautions that the foregoing factors are not exclusive.

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Supplemental Financial Information

Fourth Quarter and Full Year, 2011

Release Date: March 22, 2012

This information is preliminary, unaudited and based on data available at the time of the release.

BankAtlantic Bancorp, Inc. and Subsidiaries

Summary of Selected Financial Data (unaudited)

							For the
		For the Three Months Ended					Years Ended
		12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
Earnings (in thousands):
Net (loss) income from continuing operations		$(17,461)	(11,794)	23,401	(22,887)	(45,795)	(28,741)	(142,750)
Net (loss) income		$(17,461)	(11,794)	23,401	(22,887)	(46,295)	(28,741)	(143,250)
Net (loss) income attributable to BankAtlantic Bancorp		$(17,466)	(11,540)	23,111	(23,182)	(46,554)	(29,077)	(144,181)
Pre-tax core operating earnings - Non-GAAP	(note 1)	$(20)	8,286	5,295	7,210	4,269	20,771	27,170

Average Common Shares Outstanding (in thousands):
Basic		15,629	15,627	13,059	12,545	12,514	14,227	11,167
Diluted		15,629	15,627	13,059	12,545	12,514	14,227	11,167

Key Performance Ratios
Basic and diluted (loss) income per share from continuing operations	(note 2)	$(1.12)	(0.74)	1.77	(1.85)	(3.68)	(2.04)	(12.87)
Basic and diluted (loss) income per share	(note 2)	$(1.12)	(0.74)	1.77	(1.85)	(3.72)	(2.04)	(12.91)
Return on average tangible assets from continuing operations	(note 3)%	(1.89)	(1.24)	2.18	(2.02)	(4.06)	(0.70)	(3.11)
Return on average tangible equity from continuing operations	(note 3)%	(1,235.74)	(262.69)	(4,557.16)	(1,152.71)	(356.19)	(388.55)	(160.46)

Average Balance Sheet Data (in millions):
Assets		$3,718	3,812	4,317	4,550	4,530	4,096	4,609
Tangible assets - Non-GAAP	(note 3)	$3,704	3,798	4,303	4,536	4,515	4,082	4,594
Loans, gross		$2,682	2,803	2,956	3,123	3,360	2,890	3,573
Investments		$763	728	1,046	1,118	883	912	722
Deposits and escrows		$3,317	3,386	3,859	3,980	3,900	3,633	3,981
Equity		$5	26	6	16	63	13	102
Tangible equity - Non-GAAP	(note 3)	$6	18	(2)	8	51	7	89

Period End ($ in thousands)
Loans receivable, net		$2,448,203	2,545,143	2,666,847	2,821,429	3,018,179
Total assets		$3,678,119	3,740,654	3,863,864	4,470,629	4,509,433
Total (deficit) equity		$(16,926)	7,121	26,235	(8,729)	14,743
Class A common shares outstanding		15,434,564	15,434,564	15,431,699	12,395,814	12,319,064
Class B common shares outstanding		195,045	195,045	195,045	195,045	195,045
Book value per share		$(1.08)	0.46	1.68	(0.69)	1.18
Tangible book value per share - Non-GAAP	(note 4)	$(0.63)	0.46	1.19	(1.29)	0.50
High stock price for the quarter		$7.00	5.90	5.15	6.65	7.95
Low stock price for the quarter		$1.97	3.00	3.45	4.10	3.00
Closing stock price		$3.38	3.10	4.75	4.60	5.75

Notes:

(1)	Pre-tax core operating earnings excludes the gain on sale of Tampa branches, provision for loan losses, cost associated with debt redemption, provision for tax certificates, gains/losses on sales of real estate and impairments, restructuring and exit activities. Pre-tax core operating earnings is a non-GAAP measure.

See page 7 for a reconciliation of non-GAAP measures to GAAP financial measures.

(2)	Diluted and basic loss per share are the same for all periods presented.
(3)	Average tangible assets is defined as average total assets less average goodwill and core deposit intangibles. Average tangible equity is defined as average total equity less average goodwill, core deposit intangibles and other comprehensive income. Average tangible assets and average tangible equity are non-GAAP measures. See page 7 for a reconciliation of non-GAAP measures to GAAP financial measures.
(4)	Tangible book value per share is defined as equity less accumulated other comprehensive loss, goodwill and core deposit intangibles divided by the number of common shares outstanding. Tangible book value per share is a non-GAAP measure. See page 7 for a reconciliation of non-GAAP measures to GAAP financial measures.

BankAtlantic Bancorp, Inc. and Subsidiaries

Consolidated Statements of Financial Condition (unaudited)

	December 31,	December 31,
(in thousands)	2011	2010
ASSETS
Cash and due from depository institutions	$94,550	97,930
Interest bearing deposits at federal reserve and other banks	675,741	455,538
Securities available for sale and derivatives (at fair value)	46,435	424,391
Investment securities	—	1,500
Tax certificates, net of allowance of $7,488 and $8,811	46,488	89,789
Loans receivable, net of allowance for loan losses of $129,887 and $162,139	2,448,203	3,018,179
Loans held for sale (at lower of cost or fair value)	55,601	29,765
Federal Home Loan Bank stock, at cost which approximates fair value	18,308	43,557
Real estate held for sale	3,898	5,436
Real estate owned	87,174	74,488
Office properties and equipment, net	139,165	151,414
Goodwill and other intangible assets	13,376	14,569
Assets held for sale	—	37,334
Other assets	49,180	65,543

Total assets	$3,678,119	4,509,433

LIABILITIES AND (DEFICIT) EQUITY
Liabilities:
Deposits
Demand	$846,857	792,260
Savings	414,906	418,304
NOW	1,130,569	1,370,568
Money market	523,585	354,282
Certificates of deposit	364,166	616,454
Deposits held for sale	—	341,146

Total deposits	3,280,083	3,893,014
Advances from FHLB	—	170,000
Securities sold under agreements to repurchase	—	21,524
Short term borrowings	—	1,240
Subordinated debentures	22,000	22,000
Junior subordinated debentures	337,114	322,385
Liabilities held for sale	—	87
Other liabilities	55,848	64,440

Total liabilities	3,695,045	4,494,690

(Deficit) Equity:
Common stock	156	125
Additional paid-in capital	329,995	317,863
Accumulated deficit	(326,692)	(297,615)
Accumulated other comprehensive loss	(20,385)	(6,088)

Total BankAtlantic Bancorp stockholders’ (deficit) equity	(16,926)	14,285
Noncontrolling interests	—	458

Total (deficit) equity	(16,926)	14,743

Total liabilities and (deficit) equity	$3,678,119	4,509,433

BankAtlantic Bancorp, Inc. and Subsidiaries Consolidated Statements of Operations (unaudited)

						For the
	For the Three Months Ended					Years Ended
(in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
INTEREST INCOME:
Interest and fees on loans	$29,065	30,313	33,241	34,910	36,106	127,529	155,994
Interest on securities available for sale	590	1,916	2,374	2,597	2,815	7,477	12,021
Interest on tax certificates	806	1,027	1,043	1,410	1,544	4,286	7,251
Interest and dividends on investments	500	326	622	588	299	2,036	1,042

Total interest income	30,961	33,582	37,280	39,505	40,764	141,328	176,308

INTEREST EXPENSE:
Interest on deposits	3,096	3,174	3,975	4,367	4,556	14,612	22,511
Interest on advances from FHLB	—	—	38	115	144	153	1,209
Interest on short-term borrowed funds	—	—	3	6	7	9	30
Interest on debentures	4,270	4,127	4,080	4,008	4,007	16,485	15,796

Total interest expense	7,366	7,301	8,096	8,496	8,714	31,259	39,546

NET INTEREST INCOME	23,595	26,281	29,184	31,009	32,050	110,069	136,762
Provision for loan losses	15,216	17,901	10,709	27,812	40,643	71,638	144,361

NET INTEREST INCOME AFTER PROVISION	8,379	8,380	18,475	3,197	(8,593)	38,431	(7,599)

NON-INTEREST INCOME:
Service charges on deposits	9,185	10,165	11,226	12,032	14,080	42,608	59,844
Other service charges and fees	6,198	6,129	6,886	7,191	7,528	26,404	30,140
Securities activities, net	—	6,959	(1,500)	(24)	(34)	5,435	2,864
(Loss) gain on sale of Tampa branches	(19)	(34)	38,656	—	—	38,603	—
Other	3,738	2,618	3,742	4,008	3,091	14,106	14,165

Total non-interest income	19,102	25,837	59,010	23,207	24,665	127,156	107,013

NON-INTEREST EXPENSE:
Employee compensation and benefits	16,910	17,116	19,731	19,290	19,868	73,047	93,950
Occupancy and equipment	10,060	10,019	11,488	12,585	12,999	44,152	53,589
Advertising and business promotion	1,608	1,587	1,523	1,695	2,389	6,413	8,598
Professional fees	5,325	6,230	1,295	3,359	6,518	16,209	20,438
Check losses	545	559	663	299	705	2,066	2,421
Supplies and postage	701	758	955	902	1,052	3,316	3,954
Telecommunication	191	388	446	575	635	1,600	2,533
Cost associated with debt redemption	—	—	1,115	10	—	1,125	60
Provision for tax certificates	14	969	1,021	779	800	2,783	4,552
(Gain) loss on sale of real estate	(1,484)	(2,023)	(378)	(453)	663	(4,338)	1,607
Impairment, restructuring and exit activities	3,853	3,321	8,083	1,948	10,219	17,205	21,474
Other	7,396	7,209	8,142	8,301	8,280	31,048	31,122

Total non-interest expense	45,119	46,133	54,084	49,290	64,128	194,626	244,298

(Loss) income from continuing operations before income taxes	(17,638)	(11,916)	23,401	(22,886)	(48,056)	(29,039)	(144,884)
(Benefit) provision for income taxes	(177)	(122)	—	1	(2,261)	(298)	(2,134)

(Loss) income from continuing operations	(17,461)	(11,794)	23,401	(22,887)	(45,795)	(28,741)	(142,750)
Discontinued operations	—	—	—	—	(500)	—	(500)

Net (loss) income	(17,461)	(11,794)	23,401	(22,887)	(46,295)	(28,741)	(143,250)
Less: net loss (income) attributable to noncontrolling interest	(5)	254	(290)	(295)	(259)	(336)	(931)

Net (loss) income attributable to BankAtlantic Bancorp	$(17,466)	(11,540)	23,111	(23,182)	(46,554)	(29,077)	(144,181)

BankAtlantic Bancorp, Inc. and Subsidiaries

Consolidated Average Balance Sheet (unaudited)

		For the Three Months Ended
(in thousands except percentages and per share data)		12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Loans:
Residential real estate		$982,042	1,038,201	1,093,487	1,175,875	1,270,095
Commercial real estate		737,497	762,270	834,114	891,043	1,010,148
Consumer		573,833	588,257	605,062	620,986	635,564
Commercial business		121,093	124,508	125,116	134,452	139,485
Small business		267,941	289,845	298,338	300,931	304,406

Total Loans		2,682,406	2,803,081	2,956,117	3,123,287	3,359,698
Investments		763,168	727,588	1,046,442	1,117,901	882,974

Total interest earning assets		3,445,574	3,530,669	4,002,559	4,241,188	4,242,672
Goodwill and core deposit intangibles		13,519	13,815	14,125	14,411	14,718
Other non-interest earning assets		258,586	267,171	300,615	294,489	272,805

Total assets		$3,717,679	3,811,655	4,317,299	4,550,088	4,530,195

Tangible assets - Non-GAAP	(note 3)	$3,704,160	3,797,840	4,303,174	4,535,677	4,515,477

Deposits:
Demand deposits		$871,880	881,776	952,411	944,956	924,035
Savings		425,944	445,273	478,628	468,673	448,942
NOW		1,141,826	1,206,452	1,412,720	1,519,105	1,476,258
Money market		491,860	420,628	408,653	389,155	406,781
Certificates of deposit		385,364	432,345	606,292	658,051	644,124

Total deposits		3,316,874	3,386,474	3,858,704	3,979,940	3,900,140
Short-term borrowed funds		1,000	1,050	10,868	19,191	18,099
FHLB advances		—	—	42,747	134,833	149,130
Debentures		355,948	352,213	348,540	344,971	341,409

Total borrowings		356,948	353,263	402,155	498,995	508,638
Other liabilities		38,588	46,370	50,635	55,040	58,015

Total liabilities		3,712,410	3,786,107	4,311,494	4,533,975	4,466,793

Equity		5,269	25,548	5,805	16,113	63,402

Total liabilities and equity		$3,717,679	3,811,655	4,317,299	4,550,088	4,530,195

Other comprehensive loss in equity		(13,902)	(6,226)	(6,266)	(6,240)	(2,743)

Tangible equity - Non-GAAP	(note 3)	$5,652	17,959	(2,054)	7,942	51,427

Net Interest Margin		2.74%	2.98%	2.92%	2.92%	3.03%

Consolidated BankAtlantic Bancorp, Inc. and Subsidiaries

Nonperforming Assets and Credit Quality Statistics

(in thousands)		As of
		12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Nonaccrual loans:
BankAtlantic	$	337,215	315,214	315,748	362,604	370,959
Parent- Work out Sub		8,083	9,356	9,360	11,360	14,508

Consolidated nonaccrual loans	$	345,298	324,570	325,108	373,964	385,467

Quarter-to-Date Net Charge-offs:
BankAtlantic	$	(16,093)	(24,845)	(26,789)	(34,904)	(60,595)
Parent- Work out Sub		45	20	(1,329)	4	(3,741)

Consolidated charge-offs	$	(16,048)	(24,825)	(28,118)	(34,900)	(64,336)

Quarter-to-date Loan Provision:
BankAtlantic	$	14,644	17,754	10,195	27,832	40,144
Parent- Work out Sub		572	147	515	(20)	498

Consolidated loan provision	$	15,216	17,901	10,710	27,812	40,642

Allowance for Loan Loss:
BankAtlantic	$	129,103	130,552	137,643	154,237	161,309
Parent- Work out Sub		784	167	—	814	830

Consolidated allowance for loan loss	$	129,887	130,719	137,643	155,051	162,139

Nonperforming Assets:
BankAtlantic	$	418,346	400,990	389,564	432,316	438,923
Parent- Work out Sub		17,219	18,747	18,004	20,195	24,668

Consolidated nonperforming assets	$	435,565	419,737	407,568	452,511	463,591

Consolidated Credit Quality Statistics
Allowance for loan losses to total loans	%	5.04	4.89	4.91	5.21	5.10
Allowance to nonaccrual loans	%	37.62	40.27	42.34	41.46	42.06
Provision to average loans	%	2.27	2.55	1.45	3.56	4.84
Nonaccrual loans, gross to total assets	%	9.39	8.68	8.41	8.36	8.55
Nonperforming assets, gross to total assets	%	11.84	11.22	10.55	10.12	10.28

BankAtlantic Bancorp, Inc. and Subsidiaries

Reconciliation of GAAP Financial Measures to Non-GAAP Measures

Management uses non-GAAP financial measures to supplement its GAAP financial information and to provide additional useful measures in the evaluation of the Company’s operating results and any related trends that may be affecting the Company’s business. Management uses pre-tax core operating earnings to measure the Company’s ongoing financial performance excluding items that are not currently controllable by management. Management uses book value per share and tangible book value per share to enable investors to compare these measures to the quoted market price of the Company’s Class A common stock and to other companies in the industry. The return on average tangible equity and average tangible assets is used by management to measure the Company’s effectiveness in its use of capital and assets, respectively, and to allow for comparison to other companies in the industry. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Reconciliation of (loss) income from continuing operations before income taxes to pre-tax core operating earnings
						For the
	For the Three Months Ended					Years Ended
(in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
(Loss) income from continuing operations before income taxes	$(17,638)	(11,916)	23,401	(22,886)	(48,056)	(29,039)	(144,884)
Loss (gain) on sale of Tampa branches	19	34	(38,656)	—	—	(38,603)	—
Costs associated with debt redemption	—	—	1,115	10	—	1,125	60
Provision for tax certificates	14	969	1,021	779	800	2,783	4,552
Loss (gain) on sale of real estate	(1,484)	(2,023)	(378)	(453)	663	(4,338)	1,607
Impairment, restructuring and exit activities	3,853	3,321	8,083	1,948	10,219	17,205	21,474
Provision for loan losses	15,216	17,901	10,709	27,812	40,643	71,638	144,361

Non-GAAP pre-tax core operating earnings	$(20)	8,286	5,295	7,210	4,269	20,771	27,170

Reconciliation of (deficit) equity to tangible book value per share
	As of
(in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

(Deficit) equity	$(16,926)	$7,121	$26,235	$(8,729)	$14,743
Goodwill and core deposit intangibles	(13,376)	(13,670)	(13,965)	(14,260)	(14,569)
Other comprehensive loss	20,385	13,664	6,346	6,807	6,088

Tangible book value	$(9,917)	$7,115	$18,616	$(16,182)	$6,262
Common shares outstanding, period end	15,629,609	15,629,609	15,626,744	12,590,859	12,514,109
Book value per share	$(1.08)	$0.46	$1.68	$(0.69)	$1.18

Tangible book value per share - Non-GAAP	$(0.63)	$0.46	$1.19	$(1.29)	$0.50

Reconciliation of return on average assets and average equity to return on average tangible assets and average tangible equity
						For the
	For the Three Months Ended					Years Ended
(in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
Net (loss) income from continuing operations	$(17,461)	(11,794)	23,401	(22,887)	(45,795)	(28,741)	(142,750)

Average total assets	3,717,679	3,811,655	4,317,299	4,550,088	4,530,195	4,096,112	4,608,746
Average goodwill and core deposit intangibles	(13,519)	(13,815)	(14,125)	(14,411)	(14,718)	(13,964)	(15,185)

Average tangible assets	3,704,160	3,797,840	4,303,174	4,535,677	4,515,477	4,082,148	4,593,561

Average equity	5,269	25,548	5,805	16,113	63,402	13,187	101,759
Average goodwill and core deposit intangibles	(13,519)	(13,815)	(14,125)	(14,411)	(14,718)	(13,964)	(15,185)
Other comprehensive loss	13,902	6,226	6,266	6,240	2,743	8,174	2,391

Average tangible equity	$5,652	17,959	(2,054)	7,942	51,427	7,937	88,965
Return on average assets from continuing operations	-1.88%	-1.24%	2.17%	-2.01%	-4.04%	-0.70%	-3.10%

Return on average tangible assets from continuing operations—Non-GAAP	-1.89%	-1.24%	2.18%	-2.02%	-4.06%	-0.70%	-3.11%

Return on average equity from continuing operations	-1325.56%	-184.66%	1612.47%	-568.16%	-288.92%	-217.95%	-140.28%

Return on average tangible equity from continuing operations—Non-GAAP	-1235.74%	-262.69%	-4557.16%	-1152.71%	-356.19%	-388.55%	-160.46%

BankAtlantic (Bank Operations Business Segment)

Summary of Selected Financial Data (unaudited)

							For the
(in thousands except percentages)		For the Three Months Ended					Years Ended
		12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
Statistics:
Average interest earning assets	$	3,433,854	3,518,717	3,988,628	4,224,423	4,220,720	3,788,493	4,262,249
Average interest bearing liabilities	$	2,467,994	2,527,734	2,986,328	3,221,899	3,177,611	2,798,175	3,242,045
Period end borrowings to deposits and borrowings	%	0.67	0.69	0.67	2.15	5.50	0.67	5.50
Efficiency ratio	%	86.43	82.77	55.76	80.10	105.60	72.98	91.92
Yield on interest earning assets	%	3.60	3.81	3.73	3.73	3.86	3.72	4.13
Cost of interest-bearing liabilities	%	0.54	0.53	0.57	0.59	0.62	0.56	0.76
Interest spread	%	3.06	3.28	3.16	3.14	3.24	3.16	3.37
Net interest margin	%	3.22	3.43	3.30	3.28	3.40	3.30	3.55
Net (loss) income	$	(7,934)	(7,819)	30,677	(16,665)	(41,502)	(1,741)	(116,842)
Non-GAAP Measures (Note 1)
Average tangible assets	$	3,671,383	3,764,512	4,258,843	4,495,637	4,473,959	4,044,561	4,543,400
Average tangible equity	$	306,066	314,295	277,639	282,135	319,982	295,151	345,403
Pre-tax core operating earnings	$	8,431	11,416	11,657	11,575	8,323	43,079	47,097
Core operating efficiency ratio	%	82.51	79.43	78.57	79.91	86.12	80.03	81.68
Return on average tangible assets	%	(0.86)	(0.86)	2.91	(1.46)	(3.69)	(0.03)	(2.55)
Return on average tangible equity	%	(10.36)	(10.27)	44.61	(23.21)	(51.56)	(0.48)	(33.56)
Tangible capital to tangible assets	%	7.65	7.92	8.06	5.80	6.12
Earning assets repricing at period end:
Percent of earning assets that have fixed rates	%	44	45	45	46	45
Percent of earning assets that have variable rates	%	56	55	55	54	55
Regulatory capital ratios and statistics at period end
Total risk-based capital	%	15.15	14.96	14.52	11.76	11.72
Tier I risk-based capital	%	12.93	12.77	12.38	9.68	9.68
Core capital	%	8.22	8.29	8.24	5.97	6.22
Risk-weighted assets	$	2,309,257	2,396,060	2,535,217	2,713,638	2,855,415
Adjusted total assets	$	3,633,094	3,691,410	3,807,960	4,401,218	4,444,797
Note 1

See page 15 for a reconciliation of non-GAAP measures to GAAP financial measures.

BankAtlantic (Bank Operations Business Segment) Condensed Statements of Operations (unaudited)
		For the Three Months Ended				For the Years Ended
(in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
Net interest income	$27,586	30,133	32,977	34,704	35,766	125,400	151,334
Provision for loan losses	14,644	17,754	10,195	27,832	40,145	70,425	138,825

Net interest income after provision for loan losses	12,942	12,379	22,782	6,872	(4,379)	54,975	12,509

Non-interest income
Service charges on deposits	9,185	10,165	11,226	12,032	14,080	42,608	59,844
Other service charges and fees	6,198	6,129	6,886	7,191	7,528	26,404	30,140
Securities activities, net	—	6,959	—	(24)	(34)	6,935	2,864
(Loss) gain on sale of Tampa branches	(19)	(34)	38,656	—	—	38,603	—
Other non-interest income	5,238	2,123	3,306	3,714	2,625	14,381	12,914

Total non-interest income	20,602	25,342	60,074	22,913	24,199	128,931	105,762

Non-interest expense
Employee compensation and benefits	16,273	16,612	19,218	18,763	20,028	70,866	91,131
Occupancy and equipment	10,060	10,019	11,488	12,585	12,996	44,152	53,585
Advertising and business promotion	1,543	1,511	1,435	1,669	2,333	6,158	8,305
Professional fees	3,090	7,056	530	2,981	5,638	13,657	17,365
Check losses	545	558	663	299	705	2,065	2,421
Supplies and postage	678	758	879	870	1,024	3,185	3,813
Telecommunication	189	386	444	572	632	1,591	2,513
Cost associated with debt redemption	—	—	1,115	10	—	1,125	60
Provision for tax certificates	14	969	1,021	779	800	2,783	4,552
(Gain) loss on sale of real estate	(1,479)	(2,023)	(362)	(278)	663	(4,142)	997
Impairment, restructuring and exit activities	3,339	2,877	7,377	(399)	10,219	13,194	20,708
Other	7,398	7,193	8,081	8,303	8,286	30,975	30,866

Total non-interest expense	41,650	45,916	51,889	46,154	63,324	185,609	236,316

(Loss) income from bank operations business segment before income taxes	(8,106)	(8,195)	30,967	(16,369)	(43,504)	(1,703)	(118,045)
(Benefit) provision for income taxes	(177)	(122)	—	1	(2,261)	(298)	(2,134)

Net (loss) income from bank operationsbusiness segment	(7,929)	(8,073)	30,967	(16,370)	(41,243)	(1,405)	(115,911)
Less: net income attributable to noncontrolling interest	(5)	254	(290)	(295)	(259)	(336)	(931)

Net (loss) income attributable to BankAtlantic	$(7,934)	(7,819)	30,677	(16,665)	(41,502)	(1,741)	(116,842)

BankAtlantic (Bank Operations Business Segment)

Condensed Statements of Financial Condition (unaudited)

	As of
(in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
ASSETS
Cash and interest bearing deposits in other banks	$770,167	673,922	430,544	749,355	552,913
Loans receivable, net	2,442,182	2,538,408	2,659,442	2,813,097	3,009,771
Loans held for sale	51,898	42,620	44,856	44,542	21,704
Investment securities	46,488	56,268	66,211	77,837	89,814
Available for sale securities	46,420	84,477	316,508	376,034	424,360
FHLB stock	18,308	25,223	31,614	43,557	43,557
Goodwill	13,081	13,081	13,081	13,081	13,081
Core deposit intangible asset	295	589	884	1,179	1,488
Assets held for sale	—	—	1,768	36,909	37,333
Other assets	259,707	272,460	266,563	268,975	275,147

Total assets	$3,648,546	3,707,048	3,831,471	4,424,566	4,469,168

LIABILITIES AND EQUITY
Deposits
Demand	$849,256	859,688	887,856	879,820	792,260
Savings	414,906	439,051	447,706	452,533	418,304
NOW	1,130,569	1,166,615	1,239,130	1,307,041	1,370,568
Money market	523,585	449,800	399,195	366,968	354,282
Certificates of deposit	364,166	409,167	454,279	609,538	616,454
Deposits held for sale	—	—	—	390,432	341,146

Total deposits	3,282,482	3,324,321	3,428,166	4,006,332	3,893,014
Advances from FHLB	—	—	—	45,000	170,000
Short term borrowings	—	960	1,020	20,909	34,435
Subordinated debentures	22,000	22,000	22,000	22,000	22,000
Liabilities held for sale	—	—	—	79	87
Other liabilities	52,579	53,700	58,768	60,178	62,526

Total liabilities	3,357,061	3,400,981	3,509,954	4,154,498	4,182,062
Equity	291,485	306,067	321,517	270,068	287,106

Total liabilities and equity	$3,648,546	3,707,048	3,831,471	4,424,566	4,469,168

BankAtlantic (Bank Operations Business Segment)

Average Balance Sheet - Yield / Rate Analysis

	For the Three Months Ended
	December 31, 2011			December 31, 2010
(in thousands)	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
Loans:
Residential real estate	$982,042	11,466	4.67%	$1,270,095	15,344	4.83%
Commercial real estate	726,735	7,486	4.12	989,741	8,938	3.61
Consumer	573,833	4,291	2.99	635,564	4,748	2.99
Commercial business	120,145	1,556	5.18	137,950	2,263	6.56
Small business	267,941	4,223	6.30	304,406	4,758	6.25

Total loans	2,670,696	29,022	4.35	3,337,756	36,051	4.32
Investments	763,158	1,896	0.99	882,964	4,658	2.11

Total interest earning assets	3,433,854	30,918	3.60%	4,220,720	40,709	3.86%

Goodwill and core deposit intangibles	13,519			14,718
Other non-interest earning assets	237,529			253,239

Total Assets	$3,684,902			$4,488,677

Deposits:
Savings	$425,944	167	0.16%	$448,942	257	0.23%
NOW	1,141,826	1,024	0.36	1,476,258	1,569	0.42
Money market	491,860	805	0.65	406,781	465	0.45
Certificates of deposit	385,364	1,100	1.13	644,124	2,265	1.40

Total interest bearing deposits	2,444,994	3,096	0.50	2,976,105	4,556	0.61

Short-term borrowed funds	1,000	—	—	30,376	11	0.14
Advances from FHLB	—	—	—	149,130	144	0.38
Subordinated debentures and bonds payable	22,000	236	4.26	22,000	232	4.18

Total interest bearing liabilities	2,467,994	3,332	0.54	3,177,611	4,943	0.62
Demand deposits	874,621			924,021
Non-interest bearing other liabilities	36,605			55,088

Total Liabilities	3,379,220			4,156,720
Equity	305,682			331,957

Total liabilities and equity	$3,684,902			$4,488,677

Net interest income/ net interest spread		$27,586	3.06%		35,766	3.24%

Margin
Interest income/interest earning assets			3.60%			3.86%
Interest expense/interest earning assets			0.38			0.46

Net interest margin			3.22%			3.40%

BankAtlantic (Bank Operations Business Segment)

Average Balance Sheet - Yield / Rate Analysis

	For the Years Ended
	December 31, 2011			December 31, 2010
(in thousands)	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
Loans:
Residential real estate	$1,071,777	50,456	4.71%	$1,392,600	68,392	4.91%
Commercial real estate	793,361	33,338	4.20	1,043,261	39,758	3.81
Consumer	596,881	17,679	2.96	661,718	19,285	2.91
Commercial business	125,016	7,675	6.14	135,669	9,036	6.66
Small business	289,175	18,185	6.29	307,269	19,295	6.28

Total loans	2,876,210	127,333	4.43	3,540,517	155,766	4.40

Investments	912,283	13,761	1.51	721,732	20,259	2.81

Total interest earning assets	3,788,493	141,094	3.72%	4,262,249	176,025	4.13%

Goodwill and core deposit intangibles	13,964			15,185
Other non-interest earning assets	256,068			281,151

Total Assets	$4,058,525			$4,558,585

Deposits:
Savings	$454,487	910	0.20%	$441,286	1,112	0.25%
NOW	1,318,681	4,926	0.37	1,488,363	7,013	0.47
Money market	427,836	2,385	0.56	389,760	2,275	0.58
Certificates of deposit	519,524	6,391	1.23	758,000	12,112	1.60

Total deposits	2,720,528	14,612	0.54	3,077,409	22,512	0.73

Short-term borrowed funds	11,743	14	0.12	35,056	46	0.13
Advances from FHLB	43,904	153	0.35	107,455	1,209	1.13
Long-term debt	22,000	915	4.17	22,125	924	4.18

Total interest bearing liabilities	2,798,175	15,694	0.56	3,242,045	24,691	0.76
Demand deposits	913,826			903,122
Non-interest bearing other liabilities	45,583			55,221

Total Liabilities	3,757,584			4,200,388
Stockholder’s equity	300,941			358,197

Total liabilities and stockholder’s equity	$4,058,525			$4,558,585

Net interest income/net interest spread		125,400	3.16%		151,334	3.37%

Margin
Interest income/interest earning assets			3.72%			4.13%
Interest expense/interest earning assets			0.42			0.58

Net interest margin			3.30%			3.55%

BankAtlantic (Bank Operations Business Segment)

Allowance for Loan Loss and Credit Quality

(in thousands)		For the Three Months Ended					For the Years Ended
		12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
Allowance for Loan Losses

Beginning balance	$	130,552	137,643	154,237	161,309	181,760	161,309	173,588

Charge-offs:
Residential real estate		(2,344)	(3,489)	(5,767)	(13,701)	(4,272)	(25,301)	(18,305)
Commercial real estate		(9,077)	(6,422)	(13,771)	(12,668)	(47,886)	(41,938)	(89,333)
Commercial business		(54)	(7,563)	(124)	(464)	(996)	(8,205)	(996)
Consumer		(6,146)	(6,555)	(6,379)	(7,814)	(7,009)	(26,894)	(39,483)
Small business		(1,141)	(2,321)	(2,010)	(2,611)	(2,409)	(8,083)	(7,873)

Total charge-offs		(18,762)	(26,350)	(28,051)	(37,258)	(62,572)	(110,421)	(155,990)

Recoveries:
Residential real estate		940	543	435	131	284	2,049	1,166
Commercial real estate		413	1	75	714	1,210	1,203	1,337
Commercial business		291	1	57	791	57	1,140	716
Consumer		764	644	492	408	300	2,308	1,042
Small business		261	316	203	310	126	1,090	626

Total recoveries		2,669	1,505	1,262	2,354	1,977	7,790	4,887

Net charge-offs		(16,093)	(24,845)	(26,789)	(34,904)	(60,595)	(102,631)	(151,103)
Provision for loan losses		14,644	17,754	10,195	27,832	40,144	70,425	138,824

Ending balance	$	129,103	130,552	137,643	154,237	161,309	129,103	161,309

		As of
		12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Credit Quality
Nonaccrual loans
Commercial real estate	$	206,038	190,715	190,684	239,798	243,299
Consumer		14,134	14,202	14,614	13,231	14,120
Small business		12,016	11,708	11,990	12,172	10,879
Residential real estate		85,855	81,287	81,362	81,555	86,538
Commercial business		19,172	17,302	17,098	15,848	16,123

Total Nonaccrual loans		337,215	315,214	315,748	362,604	370,959
Nonaccrual tax certificates		3,094	2,416	2,756	3,402	3,636
Real estate owned		78,037	83,360	71,060	66,310	64,328

Total nonperforming assets	$	418,346	400,990	389,564	432,316	438,923

Allowance for loan losses to total loans	%	5.02	4.89	4.92	5.20	5.08
Allowance to nonaccrual loans	%	38.29	41.42	43.59	42.54	43.48
Provision to average loans	%	2.19	2.54	1.39	3.58	4.81
Annualized net charge-offs to average loans	%	2.41	3.56	3.64	4.49	7.26
Nonaccrual loans to total assets	%	9.24	8.50	8.24	8.20	8.30
Nonperforming assets to total assets	%	11.47	10.82	10.17	9.77	9.82

BankAtlantic (Bank Operations Business Segment)

Delinquencies, Excluding Non-Accrual Loans, at Period-End

($ in thousands)		12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Commercial real estate		$7,863	973	—	1,400	31
Consumer		9,323	9,652	9,230	12,025	12,405
Small business		2,032	2,021	2,210	2,200	2,712
Residential real estate		14,323	16,637	16,060	20,528	23,053
Commercial business		119	3,704	338	19,552	—

Total BankAtlantic		$33,660	32,987	27,838	55,705	38,201

		12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Commercial real estate	%	1.11	0.13	—	0.17	—
Consumer	%	1.68	1.69	1.57	2.00	2.01
Small business	%	0.71	0.71	0.75	0.74	0.89
Residential real estate *	%	1.50	1.65	1.51	1.83	1.88
Commercial business	%	0.10	3.17	0.28	15.36	—

Total BankAtlantic	%	1.29	1.22	0.99	1.86	1.20

* Includes $873.8 million, $918.4 million, $973.4 million, $1.0 billion and $1.1 billion of purchased residential loans with delinquencies excluding non-accrual loans of 1.36%, 1.52%, 1.41%, 1.58% and 1.77% as of December 30, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

BankAtlantic (Bank Operations Business Segment)

Loan Provision & Allowance for Loan Losses

($ in thousands)	4Q 2011 Loan Provision	Allowance for Loan Losses	% of Reserves to Total Loans
Commercial real estate	$7,325	66,269	9.82%
Consumer	4,991	22,554	4.06
Small business	91	7,168	2.52
Residential real estate	(2,709)	16,704	1.79
Commercial business	4,946	16,408	13.89

Total BankAtlantic	$14,644	129,103	5.02%

BankAtlantic (Bank Operations Business Segment)

Reconciliation of GAAP Financial Measures to Non-GAAP Measures

Management uses non-GAAP financial measures to supplement its GAAP financial information and to provide additional useful measures in the evaluation of BankAtlantic’s operating results and any related trends that may be affecting BankAtlantic’s business. Management uses pre-tax core operating earnings to measure BankAtlantic’s ongoing financial performance excluding items that are not currently controllable by management. Management uses core expenses to measure expense reduction trends excluding items that are not currently controllable by management. The core operating efficiency ratio is used by management to measure the costs expended to generate a dollar of revenues excluding items that are not currently controllable by management. The return on average tangible equity and average tangible assets is used by management to measure BankAtlantic’s effectiveness in its use of capital and assets, respectively, and to allow for comparison to other companies in the industry. The tangible equity to tangible asset ratio is used by management to evaluate capital adequacy trends and to allow for comparison to other companies in the industry. Management uses the core deposit measure to assess trends relating to its lower cost deposit categories, which management believes may generally be more indicative of relationship deposits. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies

Reconciliation of (loss) income from bank operations business segment before income taxes to pre-tax core operating earnings
	For the Three Months Ended					For the Years Ended
(in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
(Loss) income from bank operations business segment before income taxes	$(8,106)	(8,195)	30,967	(16,369)	(43,504)	(1,703)	(118,045)
Loss (gain) on sale of Tampa branches	19	34	(38,656)	—	—	(38,603)	—
Costs associated with debt redemption	—	—	1,115	10	—	1,125	60
Provision for tax certificates	14	969	1,021	779	800	2,783	4,552
Loss (gain) on sale of real estate	(1,479)	(2,023)	(362)	(278)	663	(4,142)	997
Impairment, restructuring and exit activities	3,339	2,877	7,377	(399)	10,219	13,194	20,708
Provision for loan losses	14,644	17,754	10,195	27,832	40,145	70,425	138,825

Non-GAAP pre-tax core operating earnings	$8,431	11,416	11,657	11,575	8,323	43,079	47,097

Reconciliation of non-interest expense to core expenses and calculation of core operating efficiency ratio
	For the Three Months Ended					For the Years Ended
($ in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
Non-interest expense	$41,650	45,916	51,889	46,154	63,324	185,609	236,316
Costs associated with debt redemption	—	—	(1,115)	(10)	—	(1,125)	(60)
Provision for tax certificates	(14)	(969)	(1,021)	(779)	(800)	(2,783)	(4,552)
Gain (loss) on sale of real estate	1,479	2,023	362	278	(663)	4,142	(997)
Impairment, restructuring and exit activities	(3,339)	(2,877)	(7,377)	399	(10,219)	(13,194)	(20,708)

Core expenses	$39,776	44,093	42,738	46,042	51,642	172,649	209,999

Net interest income	27,586	30,133	32,977	34,704	35,766	125,400	151,334

Non-interest income	20,602	25,342	60,074	22,913	24,199	128,931	105,762
Gain on sale of Tampa branches	19	34	(38,656)	—	—	(38,603)	—

Core non-interest income	20,621	25,376	21,418	22,913	24,199	90,328	105,762

Total revenues	$48,207	$55,509	$54,395	$57,617	$59,965	$215,728	$257,096

Non-GAAP core operating efficiency ratio	82.51%	79.43%	78.57%	79.91%	86.12%	80.03%	81.68%

Reconciliation of return on average assets and average equity to return on average tangible assets and average tangible equity
	For the Three Months Ended					For the Years Ended
($ in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
Net (loss) income from bank operations business segment	$(7,929)	(8,073)	30,967	(16,370)	(41,243)	(1,405)	(115,911)

Average total assets	3,684,902	3,778,327	4,272,968	4,510,048	4,488,677	4,058,525	4,558,585
Average goodwill and core deposit intangibles	(13,519)	(13,815)	(14,125)	(14,411)	(14,718)	(13,964)	(15,185)

Average tangible assets	3,671,383	3,764,512	4,258,843	4,495,637	4,473,959	4,044,561	4,543,400

Average equity	305,682	321,884	285,498	290,307	331,957	300,941	358,197
Average goodwill and core deposit intangibles	(13,519)	(13,815)	(14,125)	(14,411)	(14,718)	(13,964)	(15,185)
Other comprehensive loss	13,903	6,226	6,266	6,239	2,743	8,174	2,391

Average tangible equity	$306,066	314,295	277,639	282,135	319,982	295,151	345,403
Return on average assets from continuing operations	-0.86%	-0.85%	2.90%	-1.45%	-3.68%	-0.03%	-2.54%

Return on average tangible assets from continuing operations—Non-GAAP	-0.86%	-0.86%	2.91%	-1.46%	-3.69%	-0.03%	-2.55%

Return on average equity from continuing operations	-10.38%	-10.03%	43.39%	-22.56%	-49.70%	-0.47%	-32.36%

Return on average tangible equity from continuing operations—Non-GAAP	-10.36%	-10.27%	44.61%	-23.21%	-51.56%	-0.48%	-33.56%

Reconciliation of equity to total tangible capital; Total assets to total tangible assets; The calculation of tangible capital to tangible assets
	As of
($ in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Equity	$291,485	306,067	321,517	270,068	287,106
Goodwill and core deposit intangibles	(13,376)	(13,670)	(13,965)	(14,260)	(14,569)

Total tangible capital	278,109	292,397	307,552	255,808	272,537

Total assets	3,648,546	3,707,048	3,831,471	4,424,566	4,469,168
Goodwill and core deposit intangibles	(13,376)	(13,670)	(13,965)	(14,260)	(14,569)

Total tangible assets	$3,635,170	$3,693,378	$3,817,506	$4,410,306	$4,454,599

Non-GAAP tangible capital to tangible assets	7.65%	7.92%	8.06%	5.80%	6.12%

Reconciliation of total deposits to core deposits
	As of

(in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Total deposits	$3,282,482	3,324,321	3,428,166	4,006,332	3,893,014
Non-core deposits held for sale	—	—	—	(75,813)	(75,010)
Money market	(523,585)	(449,800)	(399,195)	(366,968)	(354,282)
Certificates of deposit	(364,166)	(409,167)	(454,279)	(609,538)	(616,454)

Core deposits	2,394,731	2,465,354	2,574,692	2,954,013	2,847,268

Parent Company Business Segment

Condensed Statements of Operations (unaudited)

	For the Three Months Ended					For the Years Ended
(in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
Net interest expense	$(3,991)	(3,851)	(3,794)	(3,695)	(3,716)	(15,331)	(14,572)
Provision (recovery) for loan losses	572	147	515	(20)	498	1,214	5,536

Net interest expense after provision for loan losses	(4,563)	(3,998)	(4,309)	(3,675)	(4,214)	(16,545)	(20,108)

Non-interest income
Income from unconsolidated trusts	(1,550)	482	432	381	335	(255)	1,054
Securities activities, net	—	—	(1,500)	—	—	(1,500)	—
Other	(325)	327	317	209	431	1,178	1,257

Non-interest income	(1,224)	809	(751)	590	766	(576)	2,311

Non-interest expense
Employee compensation and benefits	637	505	512	527	(160)	2,181	2,819
Advertising and business promotion	65	76	88	26	56	255	293
Professional fees	2,235	(826)	765	378	881	2,552	3,074
(Gain)/loss on sale of real estate	(5)	—	(16)	(175)	—	(196)	610
Asset impairments	514	444	706	2,347	—	4,011	766
Other	299	333	451	329	328	1,412	1,481

Non-interest expense	3,745	532	2,506	3,432	1,105	10,215	9,043

Loss from parent company activities before income taxes	(9,532)	(3,721)	(7,566)	(6,517)	(4,553)	(27,336)	(26,840)
Provision (benefit) for income taxes	—	—	—	—	—	—	—

Net loss from parent company business segment	$(9,532)	(3,721)	(7,566)	(6,517)	(4,553)	(27,336)	(26,840)

Parent Company Business Segment

Condensed Statements of Financial Condition - Unaudited

	As of
(in thousands)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
ASSETS
Cash	$2,524	2,195	3,839	13,112	12,226
Securities	15	9	9	1,508	1,507
Investment in subsidiaries	309,798	326,633	341,498	291,616	313,319
Investment in unconsolidated trusts	10,106	11,655	11,174	10,742	10,361
Other assets	669	931	188	882	945

Total assets	$323,112	341,423	356,708	317,860	338,358

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Subordinated debentures	$337,114	333,333	329,643	325,974	322,385
Other liabilities	2,924	1,034	1,357	1,123	1,687

Total liabilities	340,038	334,367	331,000	327,097	324,072

Stockholders’ (deficit) equity	(16,926)	7,056	25,708	(9,237)	14,286

Total liabilities and stockholders’ (deficit) equity	$323,112	341,423	356,708	317,860	338,358

Parent Company Business Segment

Allowance for Loan Loss and Credit Quality

Parent Company and Work-out Subsidiary						For the
(in thousands)	For the Three Months Ended					Years Ended
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
Allowance for Loan Losses
Beginning balance	$167	—	814	830	4,187	830	13,630
(Net charge-offs) recoveries	45	20	(1,329)	4	(3,741)	(1,260)	(18,222)
Transfer to held for sale	—	—	—	—	(114)	—	(114)
Provision (recovery) for loan losses	572	147	515	(20)	498	1,214	5,536

Ending balance	$784	167	—	814	830	784	830

	As of
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Credit Quality
Total Loans - gross	$10,515	11,879	11,974	14,058	17,300

Nonaccrual loans	$8,083	9,356	9,360	11,360	14,508
Specific reserves	(784)	(167)	0	(814)	(830)

Nonaccrual loans, net	$7,299	9,189	9,360	10,546	13,678
Real estate owned	9,136	9,391	8,644	8,835	10,160

Total nonperforming assets	$16,435	18,580	18,004	19,381	23,838